Exhibit 10.5

FOURTH AMENDMENT TO FINANCING AGREEMENT

     THIS FOURTH AMENDMENT TO FINANCING AGREEMENT (the “Fourth Amendment”) dated as of November 5, 2003, is by and among ENCORE WIRE LIMITED, a Texas limited partnership (“Borrower”), BANK OF AMERICA, N.A., a national banking association, and COMERICA BANK, (“Comerica Bank”), in their individual capacities as “Lenders” (as such term is defined herein), and BANK OF AMERICA, N.A., a national banking association, as agent for itself and other Lenders (in such capacity, together with its successors in such capacity, the “Agent”).

WITNESSETH:

     WHEREAS, the Borrower, the Agent and the Lenders are parties to the Financing Agreement, dated as of August 31, 1999, as amended by that certain First Amendment to Financing Agreement, dated as of June 27, 2000, that certain Second Amendment to Financing Statement, dated as of June 28, 2002, and that certain Third Amendment to Financing Statement, dated as of March 31, 2003 (said Financing Agreement, as amended, the “Financing Agreement”), pursuant to which the Lenders agreed to make certain loans available to the Borrower upon the terms and conditions contained in the Financing Agreement;

     WHEREAS, the parties to the Financing Agreement desire to amend the Financing Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, and the Agent agree as follows:

Terms. All capitalized terms defined in the Financing Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Financing Agreement as amended.
Amendment of Section 7.26. Section 7.26 is amended and restated in its entirety to read as follows:

               7.26 Limitation on Indebtedness. Borrower will not be obligated, directly or indirectly, for borrowed money or otherwise under any promissory note, bond, indenture or similar instrument, other than (a) in favor of Agent and the Lenders hereunder, (b) trade indebtedness incurred in the normal and ordinary course of Borrower’s business and not more than ninety (90) days past due, (c)(i) indebtedness of Borrower under capitalized leases and (ii) purchase money indebtedness in connection with the purchase of equipment, if the payments required in respect of such capitalized leases and purchase money indebtedness do not exceed $2,100,000.00 in the aggregate during any 12-month period, (d) loans from Borrower to any of Parent, EWC LP or EWC GP, the proceeds of which shall be used solely for reasonable operating expenses of Parent, EWC LP or EWC GP incurred in the ordinary course of business, provided, however, that the aggregate principal amount of such loans from Borrower to Parent, EWC LP or EWC GP shall at no time during any fiscal year exceed an amount equal to the difference between $2,000,000 and the dividends permitted and actually paid during such fiscal year under paragraph 7.30(b) and (e) indebtedness of Borrower to Bank of America not to exceed $10,000,000 in aggregate principal amount and for a term not to exceed March 31, 2004.

Conditions Precedent. This Fourth Amendment shall be effective November 6,
2003, provided that on or before November 6, 2003, the Agent shall have received the following:
executed signature pages from the Borrower, the Agent and the Lenders; and
a confirmation by each of the Guarantors of such Guarantor’s obligations under the Guaranties and the other Loan Documents executed by such Guarantor.

Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Agent, as the Agent or any Lender may deem necessary or appropriate in connection with this Fourth Amendment.

No Waiver. Nothing contained in this Fourth Amendment shall be construed as a waiver by Agent or the Lenders of any covenants or provisions of the Financing
Agreement, the other Loan Documents, this Fourth Amendment, or of any other contract or instrument between Borrower, Agent and/or Lenders, and the failure of Agent or Lenders at any time or times hereafter to require strict performance

by the Borrower of any provisions thereof shall not waive, affect or diminish any right of Agent or the Lenders to thereafter demand strict compliance therewith. Agent and the Lenders hereby reserve all rights granted under the Financing Agreement, and the other Loan Documents, this Fourth Amendment and any other contract or instrument between the
Borrower, Agent and/or the Lenders.

Representations and Warranties. The Borrower and each Guarantor by its execution below represent and warrant to the Lenders and the Agent that (a) the execution, delivery and performance of this Fourth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and
Guarantors and will not violate the Articles of Incorporation, Bylaws or other governing documents of the Borrower or any Guarantor; (b) the representations and warranties contained in the Financing Agreement and other Loan Documents are true and correct on the date hereof both before and after giving effect to this Fourth Amendment; (c) there exists no Event of Default or Default under the Financing Agreement both before and after giving effect to this Fourth
Amendment; (d) each of Borrower and each Guarantor is in full compliance with all covenants and agreements applicable to it contained in the Financing
Agreement and the other Loan Documents, as amended hereby; (e) the Financing
Agreement, as amended hereby, and the other Loan Documents remain in full force and effect; and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower or any Guarantor in connection with the execution of this Fourth Amendment.

Ratification. The terms and provisions set forth in this Fourth Amendment shall modify and supersede all inconsistent terms and provisions in the
Financing Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Fourth Amendment, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, Agent and the
Lenders agree that the Financing Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Counterparts. This Fourth Amendment and the other Loan Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.. For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE
FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF
PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE
NO UNWRITTEN AGREEMENTS AMONG THE PARTIES, AND EACH OF THE BORROWER, ITS
SUBSIDIARIES, THE AGENT, AND EACH LENDER SPECIFICALLY WAIVES, TO THE MAXIMUM
EXTENT NOT PROHIBITED BY LAW, ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM THAT
THERE EXISTS AN ORAL AGREEMENT AMONG ANY OF THE PARTIES HERETO.

GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

WAIVER OF TRIAL BY JURY. THE PARTIES HERETO AGREE THAT NO PARTY HERETO SHALL
REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN OR AMONG THEM
CONCERNING THIS FOURTH AMENDMENT OR ANY OTHER LOAN DOCUMENTS OR ANY CLAIMS OR
TRANSACTIONS IN CONNECTION THEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE
RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED BY ALL PARTIES HERETO. THE
AGENT, EACH LENDER AND THE BORROWER ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH
FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS
WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their respective duly authorized officers as of the date first written above.

BORROWER:

ENCORE WIRE LIMITED

By: EWC GP Corp., its general partner

By:	/s/ Daniel L. Jones

Daniel L. Jones, President

LENDERS AND AGENT:

BANK OF AMERICA, N.A.,
as Agent

By:	/s/ David A. Johanson

David A. Johanson
Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Steven Mackenzie

Steven Mackenzie
Vice President

COMERICA BANK,
as a Lender

By:	/s/ Eric Angonia

Eric Angonia
Assistant Vice President

CONFIRMATION OF GUARANTY

     Each of the undersigned Guarantors hereby acknowledges the matters covered by the Fourth Amendment to Financing Agreement to which this Confirmation of Guaranty is attached and confirms that, notwithstanding such matters, the Guaranty and other Loan Documents executed by such Guarantor, remain in full force and effect as the continuing obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms.

     IN WITNESS WHEREOF, this Confirmation of Guaranty is executed and delivered as of the 5th day of November, 2003.

EWC GP CORP.

By:	/s/ Daniel L. Jones

Daniel L. Jones, President

EWC AVIATION, INC.

By:	/s/ Daniel L. Jones

Daniel L. Jones, President

ENCORE WIRE CORPORATION

By:	/s/ Daniel L. Jones

Daniel L. Jones, President

EWC LP CORP.

By:	/s/ Richard F. Klumpp

Richard F. Klumpp, Vice President